UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Kochav Defense Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2026

Kochav Defense Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42670	98-1836086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Fifth Avenue

14th Floor

New York, NY 10017

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 257-4214

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	KCHVU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	KCHV	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-seventh (1/7) of one Class A ordinary share upon the consummation of the initial business combination	KCHVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, Kochav Defense Acquisition Corp., a Cayman Islands exempted company (the “Company”), has called and provided a notice of an extraordinary general meeting of shareholders (the “EGM” or “Meeting”) to be held on November 13, 2026, at 10:00 a.m. Eastern time, to consider and vote upon the matters described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on October 19, 2026 (as may be amended, the “Proxy Statement”). Defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

The Company plans to continue to solicit proxies from shareholders during the period prior to the EGM. Only the holders of the Company’s Ordinary Shares as of the close of business on October 13, 2026, the record date for the EGM, are entitled to vote at the EGM.

Increase in Monthly Amount

In connection with the solicitation, the Company is providing its shareholders and other interested parties with an update to the terms of the Extension regarding a contribution to the Company's trust account (the “Trust Account”) to be made by Kochav Sponsor LLC, a Delaware limited liability company (the "Sponsor"), or its designees.

The Proxy Statement does not currently contemplate a contribution by the Sponsor to the Trust Account in connection with the Extension. The Sponsor has now decided to contribute $0.06 per Public Share that is not redeemed for the first 3 months following the approval of the Extension Amendment Proposal (not to exceed $300,000 in the aggregate during such three-month time period) and then another $0.02 per Public Share that is not redeemed each month thereafter (not to exceed $100,000 per month).

Conversion of Class B Ordinary Shares into Class A Ordinary Shares

In connection with and prior to the Extension, the Sponsor intends to convert an aggregate of 8,433,332 Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B Ordinary Shares”) into an equal number of Class A Ordinary Shares upon the approval of the Extension Amendment Proposal by the Company’s shareholders at the EGM (the “Conversion”). The Class A Ordinary Shares to be issued in connection with the Conversion will be subject to the same restrictions applicable to the Class B Ordinary Shares prior to the Conversion, including certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the final prospectus filed with the Securities and Exchange Commission (the “SEC”) by the Company on May 27, 2025 (File No. 333-286759) in connection with the Company’s initial public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the Extension Amendment Proposal and the other proposals described in the Proxy Statement. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension Amendment Proposal. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension Amendment Proposal. Shareholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Laurel Hill Advisory Group, LLC, the Company’s proxy solicitor, at 1-855-414-2266 (toll free) or by email at kchv@laurelhill.com or banks and brokers can call at (516) 933-3100.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “seek,” “predict,” “potential,” “target,” “outlook” or the negatives of these terms or other similar expressions. These forward-looking statements include, but are not limited to, statements regarding the Company’s, the Sponsor’s and the Investors’ expectations with respect to future performance, anticipated financial impacts and the likelihood, timing or effects of the Extension Amendment Proposal, any initial business combination, or the amount of funds that may remain in the Company’s trust account. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including, among others: the risk that the Extension Amendment Proposal is not approved; the amount of redemptions by the Company’s public shareholders; the ability of the Company to consummate an initial business combination; and other risks and uncertainties described in the Company’s filings with the SEC, including its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its other filings with the SEC. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2026

Kochav Defense Acquisition Corp.

By:	/s/ Menachem Shalom
Name:	Menachem Shalom
Title:	Chief Executive Officer

Exhibit 99.1

Kochav Defense Acquisition Corp. Announces Sponsor Cash Contribution to Trust Account in Connection with Proposed Extension

Sponsor to deposit $0.06 per non-redeemed public share for the first three months (up to $300,000 in the aggregate) and $0.02 per share per month thereafter (up to $100,000 per month)

NEW YORK, October 28, 2026 (GLOBE NEWSWIRE) – Kochav Defense Acquisition Corp. (Nasdaq: KCHV, KCHVU, KCHVR) (“Kochav” or the “Company”) today announced that its sponsor, Kochav Sponsor LLC (the “Sponsor”), will contribute cash to the Company’s trust account in connection with the proposed extension of the date by which the Company must complete its initial business combination (the “Extension”). Shareholders will vote on the Extension at the Company’s extraordinary general meeting on November 13, 2026, at 10:00 a.m. Eastern time (the “EGM”).

Under the updated terms, if shareholders approve the Extension, the Sponsor or its designees will deposit into the trust account $0.06 for each public share not redeemed in connection with the EGM for the first three months following approval (up to $300,000 in the aggregate), and $0.02 for each such share for each month thereafter (up to $100,000 per month). The definitive proxy statement filed on October 19, 2026 did not provide for any Sponsor contribution to the trust account.

The Sponsor also intends, upon approval of the Extension, to convert 8,433,332 Class B ordinary shares into an equal number of Class A ordinary shares. These shares will remain subject to the same transfer restrictions, waiver of redemption rights and voting obligations that apply to the Class B ordinary shares.

“Adding cash to the trust account puts more of the Sponsor’s capital alongside our public shareholders as we work to complete a business combination,” said Menachem Shalom, Chief Executive Officer of Kochav.

Shareholders of record at the close of business on October 13, 2026 are entitled to vote at the EGM. Shareholders who have questions, need help voting, or wish to withdraw a previously submitted redemption request should contact the Company’s proxy solicitor, Laurel Hill Advisory Group, LLC, at 1-855-414-2266 (toll free), (516) 933-3100 (banks and brokers), or kchv@laurelhill.com.

About Kochav Defense Acquisition Corp.

Kochav Defense Acquisition Corp. is a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. While the Company may pursue an acquisition opportunity in any business, industry, sector or geographical location, it intends to focus on industries that complement its management team’s background, and to capitalize on the ability of its management team to identify and acquire a business, focusing on the defense and aerospace industries.

Additional Information and Where to Find It

The Company urges investors and shareholders to read the definitive proxy statement filed with the SEC on October 19, 2026, as supplemented (the “Proxy Statement”), and other documents the Company files with the SEC, because they contain important information about the Company and the Extension Amendment Proposal. Copies are available free of charge at www.sec.gov or from Laurel Hill Advisory Group, LLC at the contact details above.

Participants in the Solicitation

The Company and its directors, executive officers, and other members of management and employees may be deemed participants in the solicitation of proxies from the Company’s shareholders in connection with the EGM. Information about these persons and their interests is set forth in the Proxy Statement.

No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or the Extension Amendment Proposal, nor an offer to sell or the solicitation of an offer to buy any securities.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements about the Extension, the Sponsor’s trust contributions and the Company’s initial business combination. These statements are subject to risks and uncertainties, including that the Extension Amendment Proposal is not approved, the level of redemptions by public shareholders and the Company’s ability to complete an initial business combination, as well as the risks described in the Company’s filings with the SEC. The foregoing list of factors is not exclusive. New risks emerge from time to time, and it is not possible for the Company to predict all risks, nor can the Company assess the impact of all factors or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Actual results may differ materially. The Company undertakes no obligation to update these statements except as required by law.

Contact

Kochav Defense Acquisition Corp.
575 Fifth Avenue, 14th Floor, New York, NY 10017
(646) 257-4214